UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 11, 2022

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Consumers Energy Company Cumulative Preferred	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company:          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01. Other Events.

On August 11, 2022, Consumers Energy Company ("Consumers") issued and sold $350,000,000 principal amount of its 3.60% First Mortgage Bonds due 2032 and $450,000,000 principal amount of its 4.20% First Mortgage Bonds due 2052 (collectively, the “Bonds”), pursuant to a registration statement on Form S-3 that Consumers filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-236742-01) (the "Registration Statement"), a Preliminary Prospectus Supplement dated August 1, 2022 to the Prospectus dated February 28, 2020, an Issuer Free Writing Prospectus dated August 1, 2022 that included the final terms of the transaction, a Final Prospectus Supplement dated August 1, 2022 to the Prospectus dated February 28, 2020 and an underwriting agreement among Consumers and the underwriters named in that agreement with respect to the Bonds. Consumers intends to use the net proceeds for general corporate purposes.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated August 1, 2022 among Consumers and J.P. Morgan Securities LLC, MUFG Securities Americas Inc., PNC Capital Markets LLC, U.S. Bancorp Investments, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Truist Securities, Inc., Comerica Securities, Inc., Fifth Third Securities, Inc. and Loop Capital Markets LLC, as underwriters.

4.1	145th Supplemental Indenture dated as of August 11, 2022 between Consumers and The Bank of New York Mellon, as Trustee.

4.2	Form of 3.60% First Mortgage Bonds due 2032 (included in Exhibit 4.1).

4.3	Form of 4.20% First Mortgage Bonds due 2052 (included in Exhibit 4.1).

5.1	Opinion of Melissa M. Gleespen, Esq., Vice President, Corporate Secretary and Chief Compliance Officer of Consumers, dated August 11, 2022, regarding the legality of the Bonds.

23.1	Consent of Melissa M. Gleespen, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-236742-01).

104.1	Included in the cover page, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSUMERS ENERGY COMPANY

Dated: August 11, 2022	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and
Chief Financial Officer